UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 14, 2012

NEOSTEM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33650 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

420 Lexington Avenue, Suite 450, New York, New York 10170
(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180
Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 14, 2012, NeoStem, Inc., a Delaware corporation (the “Company” or “NeoStem”), issued a press release relating to, among other things, the results of the Company's second fiscal quarter ended June 30, 2012, updates as to various matters including a progress report on the divestiture of the Company's 51% interest in Erye, the status of the Company's cell therapy business and additional business highlights. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.3, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On June 18, 2012, NeoStem, Inc. (the “Company” or “NeoStem”) announced that it had entered into a definitive agreement (the “Equity Purchase Agreement”) to sell its 51% interest (the “Erye Sale”) in Suzhou Erye Pharmaceutical Co., Ltd. (“Erye”) for $12,280,000 in cash and the return to the Company of (i) 1,040,000 shares of the Company's common stock and (ii) the cancellation of 1,170,000 options and 640,000 warrants to purchase shares of the Company's common stock. The closing of the transaction is expected to occur by the fourth quarter of 2012, subject the satisfaction of certain conditions including the receipt of certain PRC regulatory approvals. Also as previously reported, the Company took steps to restrict, and ultimately eliminate, its regenerative medicine business in the People's Republic of China (“China” or the “PRC”). Our Pharmaceutical Manufacturing - China segment and our Regenerative Medicine - China segment have each therefore been classified as discontinued operations, as reported in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2012.

We are filing this Current Report on Form 8-K to update the historical consolidated financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (the “2011 Form 10-K”) to reflect the reclassification of our Pharmaceutical Manufacturing - China and Regenerative Medicine - China segments as discontinued operations on a retroactive basis for the years ended December 31, 2011 and 2010. The information in this Current Report on Form 8-K does not constitute an amendment to the 2011 Form 10-K or a restatement of the financial statements contained therein.

The following items of the 2011 Form 10-K are hereby being retrospectively adjusted to reflect the impact of accounting for our Pharmaceutical Manufacturing - China and Regenerative Medicine - China segments as discontinued operations for the periods set forth above:

•	Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations; and

•	Part II, Item 8. Financial Statements and Supplementary Data.

This Current Report on Form 8-K does not reflect events occurring after the filing of the original 2011 Form 10-K, and does not modify or update the disclosures therein in any way, other than as required to reflect the changes in discontinued operations, and as required pursuant to the adoption of ASU 2011-05 to present the total of comprehensive income, the components of net income and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In particular, except for matters noted above affecting changes in presentation, no other information in the 2011 Form 10-K is being updated for events or developments that occurred subsequent to the filing of the 2011 Form 10-K on March 20, 2012. Without limiting the generality of the foregoing, except for the matters specifically noted above, this report does not purport to update the Management's Discussion and Analysis of Financial Condition and Results of Operations or Note 14 (“Subsequent Events”) contained in the 2011 Form 10-K for any information, uncertainties, transactions, proceedings, risks, events or trends occurring or known to management. More current information is contained in the Company's subsequent filings with the SEC, including the Company's Form 10-Q for the quarter ended June 30, 2012.

Forward Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 hereto, contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are typically preceded by words such as “believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions, although some forward-looking statements are expressed differently.  Forward-looking statements represent the Company's management judgment regarding future events.  Although the Company believes the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct.  All statements other than the statements of historical fact included in this Current Report on Form 8-K are forward-looking statements.  The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained or referenced in the Company’s reports filed with the Securities and Exchange Commission. Important factors that might cause such a difference include, but are not limited to, satisfaction of requisite closing conditions, including PRC approvals, for the Erye Sale, and the risk that the Erye Sale may not be completed in a timely manner or at all (such as if all closing conditions are not satisfied or if the Purchasers exercise their right to terminate prior to the MOFCOM Transfer Submission date or September 30, 2012 due to lack of financing or otherwise), and other factors identified from time to time in the Company's periodic filings with the SEC. NeoStem does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP

23.2	Consent of Deloitte & Touche LLP

99.1	2011 Form 10-K Part II, Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations.

99.2	2011 Form 10-K Part II, Item 8 - Financial Statements and Supplementary Data.

99.3	Press Release dated August 14, 2012*

  *  Exhibit 99.3 is furnished with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Name:	Catherine M. Vaczy, Esq.
Title:	Vice President and General Counsel

Dated:  August 14, 2012